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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 31, 2002

                            C&F FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

           Virginia                      000-23423               54-1680165
(State or other jurisdiction of         (Commission           (I.R.S. Employer
  incorporation or organization)        File Number)         Identification No,)

                                   ----------

                             Eighth and Main Streets
                                  P.O. Box 391
                           West Point, Virginia 23181
                    (Address of principal executive offices)
                         (Registrant's telephone number,
                       including area code) (804-843-2360)

                                   ----------
          (Former name or former address, if changed since last report)

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Item 5. Other Events
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(a)   As stated in the attached press release, Barry R. Chernack was appointed as a member of the Board of Directors of C&F Financial Corporation.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                C&F FINANCIAL CORPORATION
                                                REGISTRANT

Date:  January 31, 2002                         By:  /S/ Thomas F. Cherry
     ------------------                            ------------------------
                                                     Thomas F. Cherry
                                                     Chief Executive Officer